                                                                   Exhibit 10.70
                                    SINA.COM
                         Soho New Town, 16F, Building C
                     88 Jianguo Road, Beijing, China 100022


By Fax and Hand Delivery:
(852) 2899 2711

                                 January 6, 2003

The Shareholders of MeMeStar Limited
MeMeStar Limited
c/o 9C, 17 Babington Path
Mid-Levels, Hong Kong

Dear Sirs,

                    Re: Amendment to Share Purchase Agreement

            We refer to the Share Purchase Agreement, dated as of January 3, 2003, entered into by and among SINA.COM, MeMeStar Limited (the "Company") and the Shareholders of the Company identified therein (the "Share Purchase Agreement").

            a. Clause (i) of Section 2.02 of the Share Purchase Agreement shall be amended to read as follows:

            "(i) US$10,277,675 less the US dollar equivalent of RMB2,600,000 determined using the basic inter-bank exchange rate published by the People's Bank of China on the business day immediately preceding the Closing Date (the "Cash Consideration") shall be paid pursuant to
            Section 2.04(c),";

            b. Section 6.01 of the Share Purchase Agreement shall be amended to incorporate clause (c) below as Section 6.01(c), which shall read as follows:

            "(c) The Company and the Shareholders agree that, between the date of the Share Purchase Agreement and the timing of the Closing, SINA.COM shall have the right to control the management and business operations of the Company, and the Company and the Shareholders hereby irrevocably ratify and delegate such right to SINA.COM, provided that such right shall be withdrawn if the Closing does not occur pursuant to the Share Purchase Agreement, and provided, further, that SINA.COM shall not bear any liability arising out of, or resulting from the exercise by SINA.COM of such right.";

            c. Exhibit C of the Share Purchase Agreement shall be amended to be as


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

Annex A attached hereto.

            Please signify your acknowledgement and acceptance of the above amendments to the Share Purchase Agreement by signing in the designated place below.

                                          Sincerely,

                                          SINA.COM

                                          By:  /s/ Charles Chao
                                               ----------------
                                               Name:  Charles Chao
                                               Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED:

MEMESTAR LIMITED

By:  /s/ Song Li
     -----------
     Name:  Song Li
     Title: Chairman

DRAGONTECH VENTURES LIMITED

By:  /s/ Lixin Tian
     --------------
     Name:  Lixin Tian
     Title: Authorized Signatory

STAR-VILLAGE.COM CORPORATION

By:  /s/ Song Li
     -----------
     Name:  Song Li
     Title: Chairman

WIN LIGHT LIMITED

By:  /s/ Wu Bo
     ---------
     Name:  Wu Bo
     Title: Sole Director

RICHES KEY LIMITED

By:  /s/ Li Yi Wen
     -------------
     Name:  Li Yi Wen

     Title: Sole Director

PROFIT STAND INVESTMENTS LIMITED

By:  /s/ Cai Feng
     ------------
     Name:  Cai Feng
     Title: Sole Director

EASY UP LIMITED

By:  /s/ Wang Xin
     ------------
     Name:  Wang Xin
     Title: Sole Director


By:  /s/ Song Li
     -----------
     Song Li

DRAGONTECH VENTURES MANAGEMENT LIMITED

By:  /s/ Lixin Tian
     --------------
     Name:  Lixin Tian
     Title: Authorized Signatory



Cc:   Robert Woll, Esq.
      Morrison & Foerster
      Fax:  (852) 2585-0800


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


                                     Annex A

                                                                       EXHIBIT C

                          ALLOCATION OF PURCHASE PRICE



                                        PORTION OF      PORTION OF DEFERRED   PORTION OF SHARE   PORTION OF DEFERRED
             NAME                  CASH CONSIDERATION   CASH CONSIDERATION      CONSIDERATION    SHARE CONSIDERATION
DragonTech Ventures Limited           US$ 4,008,638             US$ 0               US$ 0              US$ 0
DragonTech Ventures Management
 Limited                               US$ 367,377              US$ 0               US$ 0              US$ 0
Star-Village.com Corporation           US$ 1,879,690            US$ 0           US$ 453,255.5      US$ 453,255.5
Win Light Limited                      US$ 1,147,884        US$ 2,282,573        US$ 827,433        US$ 827,433
Riches Key Limited                      US$ 518,042         US$ 1,030,629        US$ 373,603        US$ 373,603
Profit Stand Investments Limited        US$ 507,017         US$ 1,005,465        US$ 364,481        US$ 364,481
Easy Up Limited                         US$ 473,564          US$ 931,332         US$ 337,608        US$ 337,608
Song Li                                US$ 1,061,453            US$ 0           US$ 268,619.5      US$ 268,619.5
TOTAL                                 US$ 9,963,665         US$ 5,250,000       US$ 2,625,000      US$ 2,625,000


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